Exhibit 10.3

FORM OF LOCK-UP AGREEMENT

            , 2015

Sabby Capital Management, LLC

Maxim Group, LLC

Re:	Purchase of Securities of Capnia, Inc.

Ladies and Gentlemen:

The undersigned, a holder of shares of common stock, par value $0.001 per share (“Common Stock”), or securities convertible into or exercisable for Common Stock or rights to acquire Common Stock, of Capnia, Inc. (the “Company”) understands that you as a purchaser (“Purchaser”) of the Company’s securities, propose to enter into a Securities Purchase Agreement (the “Purchase Agreement”) with the Company pursuant to which Purchaser shall purchase shares of Preferred Stock of the Company, together with related Warrants (collectively, the “Securities”). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

In consideration of the Purchaser’s agreement to enter into the Securities Purchase Agreement and to purchase the Securities, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agrees for the benefit of the Company and the Purchaser agree that, without the prior written consent of the Purchaser, the undersigned will not, during the 90 day period (the “Lock-Up Period”) following the Effective Date (as such term is defined in the Purchase Agreement and which, if there are multiple Effective Dates, shall be the last Effective Date as it relates to Securities (as defined in the Purchase Agreement) actually issued under the Purchase Agreement), directly or indirectly, without the prior written consent of the Purchaser or unless otherwise provided herein (a) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose (each a “Transfer”) of any Relevant Security (as defined below), (b) establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that Transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration, or (c) publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement. As used herein, the term “Relevant Security” means any shares of Common Stock, warrant or option to purchase Common Stock, or other security of the Company or any other entity that is convertible into, or exercisable or exchangeable for shares of Common Stock or equity securities of the Company, in each case that are owned by the undersigned on the Effective Date or acquired by the undersigned during the

Lock-Up Period. Notwithstanding anything herein to the contrary, this lock-up shall not apply to any sales made by the undersigned at or above a sales price of $3.50 (subject to adjustment for reverse and forward stock splits and the like).

In addition, the undersigned hereby agrees that, without the prior written consent of the Purchaser, during the Lock-Up Period, the undersigned will not: (i) file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (ii) exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

In addition, to the extent required by applicable law, if: (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last seventeen (17) days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Purchaser waive, in writing, such extension or the undersigned receives prior written confirmation from the Purchaser or the Company that the restrictions imposed herein have expired.

In furtherance of the undersigned’s obligations hereunder, the undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and the transfer of which would be a violation of this lock-up agreement and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities to the extent such transfer would be violation of this lock-up agreement.

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s Relevant Securities (i) as a bona fide gift or gifts, (ii) for bona fide financial and estate planning purposes, including, but not limited to, transfers to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (iii) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (2) to limited partners, limited liability company members or stockholders of the undersigned, (iv) if the undersigned is a trust, to the beneficiary of such trust, (v) by testate succession or intestate succession, (vi) by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement, provided, in the case of clauses (i)-(vi), that such transfer shall not involve a disposition for value and the transferee agrees in writing with the Purchaser and the Company to be bound by the terms of this lock-up agreement. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, during the Lock-Up Period, the foregoing restrictions shall not apply to the: (i) exercise of stock options granted pursuant to the Company’s equity incentive plans (whether on a cash or cashless basis) or the conversion or redemption of outstanding convertible securities including but not limited to warrants, provided that the terms of this lock-up agreement shall apply to any of the Relevant Securities issued upon such exercise, conversion or redemption, as the case may be and, if the undersigned is required to file a report under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock during the Lock-Up Period, the undersigned shall include a statement in such report to the effect that such transfer was not a disposition for value; (ii) the establishment or modification of any contract, instruction or trading plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act, provided that no sales of the undersigned’s Relevant Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof) and no public announcement or disclosure of entry into such Plan is made or required to be made during the Lock-Up Period, including any filing with the SEC under Section 16(a) of the Exchange Act; or (iii) transfers of the Relevant Securities to the Company in transactions exempt from Section 16(b) of the Exchange Act, provided that no filing by any party under Section 16(a) of the Exchange Act shall be required or shall be made voluntarily in connection with such transfer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this lock-up agreement and that this lock-up agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

The undersigned understands that, (i) if the Purchase Agreement or the Registration Statement does not become effective, (ii) if the Company, on the one hand or the Purchaser, on the other hand, informs the other in writing prior to the execution of the Purchase Agreement that it does not intend to proceed with the purchase of the Securities, or (iii) if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated for any reason prior to payment for and delivery of the Securities to be sold thereunder, the undersigned shall be released from all obligations under this lock-up agreement.

If the undersigned is an officer or director of the Company, (i) the Purchaser agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Securities, the Purchaser will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Purchase Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Purchaser hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.

The undersigned, whether or not participating in the offering of the Securities, understands that the Purchaser is entering into the Purchase Agreement and proceeding with the purchase of the Securities in reliance upon this lock-up agreement. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this letter agreement by facsimile or e-mail/.pdf transmission shall be effective as delivery of the original hereof.

[Signature Page Follows]

Very truly yours,

Vivo Ventures Fund V, L.P.

by	Vivo Ventures V, LLC, its general partner
by:
its:

Vivo Ventures V Affiliates Fund, L.P.

by	Vivo Ventures V, LLC, its general partner
by:
its:

Biotechnology Development Fund IV, L.P.
by:
its:

BDF IV Annex Fund, L.P.,

by	BioAsia Investments IV, LLC, its general partner
by:
its:

Biotechnology Development Fund IV Affiliates, L.P.

by	BioAsia Investments IV, LLC, its general partner
by:
its:

Biotechnology Development Fund II, L.P.

by	BioAsia Management, LLC, its general partner
by:
its: